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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 10, 1999
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                          AK STEEL HOLDING CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        1-13696                                        31-1401455
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(Commission File Number)                  (I.R.S. Employer Identification No.)


            703 CURTIS STREET,
             MIDDLETOWN, OHIO                                  45043
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 (Address of Principal Executive Offices)                    (Zip Code)


                                 (513) 425-5000
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, if Changed Since Last Report)

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NYFS07...:\55\38055\0019\1948\8-K2129R.11A
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ITEM 2.     OTHER EVENTS.

      On February 10, 1999 AK Steel Corporation ("AK Steel") consummated the sale of $450.0 million aggregate principal amount of its 7-7/8% Senior Notes Due 2009 (the "7-7/8% Notes"). The 7- 7/8% Notes are governed by an Indenture, dated as of February 10, 1999, among AK Steel, its parent company, AK Steel Holding Corporation, and Fifth Third Bank, as Trustee, and are guaranteed by AK Steel's parent company on a senior unsecured basis.

      The net proceeds from the sale of the 7-7/8% Notes will be used to fund the redemption on April 1, 1999 of all $325.0 million of AK Steel's 10-3/4% Senior Notes Due 2004 (the "10-3/4% Notes") and for general corporate purposes. Notice of redemption of the 10-3/4% Notes was given on February 17, 1999.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Business Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            (1) Indenture, dated as of February 10, 1999, among AK Steel Corporation, AK Steel Holding Corporation and Fifth Third Bank, as Trustee, with respect to AK Steel's 7-7/8% Senior Notes Due 2009.

            (2) Notice of Redemption, dated February 17, 1999, of AK Steel's 10-3/4% Senior Notes Due 2004.


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    AK Steel Holding Corporation
                                    (Registrant)


Date: February 17, 1999             By: /s/ John G. Hritz
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                                        Name: John G. Hritz
                                        Title: Executive Vice President,
                                               General Counsel and Secretary




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                                  EXHIBIT INDEX


Exhibit No.                   Description
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      1           Indenture, dated as of February 10, 1999, among AK Steel
                  Corporation, AK Steel Holding Corporation and Fifth Third Bank, as Trustee, with respect to AK Steel's 7-7/8% Senior Notes Due 2009.

      2 Notice of Redemption, dated February 17, 1999, of AK Steel's 10-3/4% Senior Notes Due 2004.








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